EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Provides Corporate Update

Las Vegas, NV and Vancouver, B.C., Canada (January 6, 2025) – Body and Mind Inc. (CSE: BAMM, OTC Pink: BMMJ) (the “Company” or “BaM”), a multi-state operations-focused cannabis company, is pleased to announce relevant business updates, including the Company’s soon-to-be opened dispensary in Lynwood, Illinois, the divestment of the Company’s cultivation and processing operations in Nevada and the latest with respect to the Company’s delayed financial statements.

“We are excited to start the new year with the Lynwood, Illinois dispensary almost complete and an estimated opening date in late January for this well-located retail asset,” stated Michael Mills, CEO of Body and Mind. “As we continue to prioritize our resources against our most attractive opportunities, we are also working through the assignment of the previously announced divestment of our Nevada operations with a reduced purchase price.”

Sale of Nevada Medical Group, LLC

The Nevada cultivation and production divestment was initially entered into on January 31, 2024 (see press release of February 1, 2024) by way of a membership interest purchase agreement (the “MIPA”) between DEP Nevada, Inc. (“DEP”), our wholly owned subsidiary, and Vegas Brazil LLC (the “Buyer”), whereby DEP shall sell all of the issued and outstanding membership interests (the “Interests”) in Nevada Medical Group, LLC (“NMG”) to the Buyer. The purchase price for the Interests to be paid by the Buyer to DEP was $2 million, which consisted of: (i) a cash deposit of $250,000 which has already been paid; (ii) $750,000 in cash to be paid within six months of receipt of regulatory approval by the Nevada Cannabis Compliance Board (the “Regulatory Approval”), which cash payment was to be covered by a personal guarantee of an affiliate of the Buyer; and (iii) a secured promissory note in the amount of $1,000,000 to be delivered by the Buyer to DEP on the closing date, and which secured promissory note was to be personally guaranteed by an affiliate of the Buyer. The purchase price is subject to a working capital adjustment, whereby the purchase price will be increased or decreased by the amount the working capital exceeds or falls short of the target working capital amount, respectively. The secured promissory note was to bear interest at the applicable federal rate as of the closing date and the secured promissory note was to be paid in six (6) equal monthly payments with the first payment occurring on the seven month anniversary of the closing date. Closing was to occur no later than fifteen (15) calendar days following receipt of Regulatory Approval and satisfaction or waiver, if applicable, of all closing conditions, or in such other manner or at such other time or date as the parties may mutually agree in writing. The Buyer agreed to assume all operational costs during the transition period as well as assumption of long-term leases. Vegas Brazil LLC (the Buyer and the “Assignor”) has elected to assign all of its rights and obligations under the MIPA to Fox Farms LLC (the “Assignee”) with a first amendment to the MIPA (the “First Amendment”), including fully removing the Buyer/Assignor from the MIPA and all schedules and exhibits, modification of the purchase price from $2,000,000 to $400,000, of which $200,000 has been paid as a deposit by the Assignee to DEP. A further $200,000 (the “Loan”) shall be delivered by the Assignee to DEP as a promissory note (the “Note”) and such Note shall be secured by a personal guaranty given in favor of DEP by an affiliate of the Assignee. The Assignee is to repay the Loan in twelve (12) equal payments starting on the first day of the calendar month immediately following the closing, and the Note shall bear interest at a rate per annum equal to the most recent applicable federal rate as of the closing date of the MIPA, as amended.

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Concurrently with the assignment from the Assignor to the Assignee and DEP, NMG and the Assignee entering into the First Amendment to the MIPA, the Assignee and DEP entered into a Trademark License Agreement (the “Trademark Agreement”) pursuant to which DEP shall grant to the Assignee, on a gratis, royalty-free, fully-paid basis, a non-exclusive, non-transferable, and non-sublicensable (except as otherwise set forth in the Trademark Agreement) license (the “License”) to utilize the Licensed Marks (as defined in the Trademark Agreement) solely in the State of Nevada (the “Territory”), and solely to brand the Assignee’s (i) cannabis which was cultivated at the NMG premise (the “Premise”), (ii) cannabis distribution activities originating from the Premise, (iii) cannabis production activities originating from the Premise, and (iv) any ancillary uses of the Licensed Marks for all commercial cannabis activity that the Assignee is lawfully engaged to conduct in the Territory which originate from the Premise, for a period of ninety-nine (99) years, unless otherwise terminated earlier in accordance with the Trademark Agreement.

Financial Statement Update

The Company is providing an update regarding its delayed annual financial statements for the year ended July 31, 2024, including the related management’s discussion and analysis and chief executive officer and chief financial officer certifications (collectively, the “2024 Annual Financial Filings”).

Although the audit process is substantially complete, the additional final procedures include: (i) final approval of an external accounting memorandum for the auditor; (ii) application of additional audit procedures (as needed) to assess independent conclusions; and (iii) final internal quality control sign-off from the auditor.

The Company and auditor are working closely to complete the 2024 Annual Financial Filings and will continue to provide updates in accordance with National Policy 12-203 - Management Cease Trade Orders.

About Body and Mind Inc.

BaM is an operations-focused cannabis company which operates retail cannabis dispensaries in California and Illinois, and pending retail operations in Illinois and New Jersey. We work daily to increase our market share through delighting customers while also continuing to hone our operational efficiencies to drive profits. We are primarily guided by the metric of return on investment. Currently, we believe the most significant return on investment projects in front of us are successful retail cannabis store launches in Illinois and New Jersey, which augment our existing retail footprint.

Please visit www.bodyandmind.com for more information.

Twitter: @bodyandmindBaM

For further information, please contact:

Company Contact:

Michael Mills

CEO

Tel: 800-361-6312

ir@bodyandmind.com

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Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of any offer to buy our securities.

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